United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
           Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 29, 2007
                                (Date of Report)

                                Carlateral, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Nevada                         000-52639                      20-4158835
--------------             ------------------------          -------------------
  (State of                (Commission File Number)             (IRS Employer
incorporation)                                               Identification No.)

                 112 North Currie Street, Carson City, NV 89703
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                  775-321 8243
                                  ------------
              (Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

      On October 29, 2007, Carlateral, Inc. (the "Registrant") entered into an agreement and plan of merger with its own wholly subsidiary, CARZ Merger Sub, Inc., Dongfang Zhiye Holding Limited ("DZHL") and each of DZHL shareholders, Zhenyong Liu, Xiaodong Liu, Chen Li, Ning Liu, Jie Liu, Shenzhen Huayin Guaranty & Investment Company Limited, Top Good International Limited, Total Giant Group Limited, Total Shine Group Limited, Victory High Investment Limited, Think Big Trading Limited, Huge Step Enterprises Limited, and Sure Believe Enterprise Limited (the "Merger Agreement"). A copy of the Merger Agreement is being filed as Exhibit 10.2 to this Current Report.

      The transaction described in the Merger Agreement is referred to in this Current Report as the "Merger Transaction." A summary of the Merger Transaction, as well as the material terms and conditions of the Merger Agreement, are set forth below, but such summary is qualified in its entirety by the terms and conditions of the Merger Agreement, which are incorporated herein by this reference.

1.    The Parties to the Merger Agreement

      Prior to the completion of the Merger Transaction on October 29, 2007, CARZ Merger Sub, Inc. was a Nevada corporation and a wholly-owned subsidiary of the Registrant.

      Dongfang Zhiye Holding Limited ("DZHL") is a holding corporation with no operation and is formed on November 13, 2006 under the laws of the British Virgin Islands. DZHL owns all of the issued and outstanding stock and ownership of Hebei Baoding Orient Paper Milling Company Limited ("HBOP"). Additional information about DZHL and HBOP, including audited financial statements for the past two fiscal years and the six months ended June 30, 2007, is contained elsewhere in this Current Report.

      Prior to the completion of the Merger Transaction on October 29, 2007, Zhenyong Liu, Xiaodong Liu, Chen Li, Ning Liu, Jie Liu, Shenzhen Huayin Guaranty & Investment Company Limited, Top Good International Limited, Total Giant Group Limited, Total Shine Group Limited, Victory High Investment Limited, Think Big Trading Limited, Huge Step Enterprises Limited, and Sure Believe Enterprise Limited were the shareholders of "DZHL" (the "DZHL Shareholders"). In addition, Zhenyong Liu is the president and sole director of DZHL.


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

2.    The Merger Transaction

      Pursuant to the Merger Agreement, DZHL merged with CARZ Merger Sub, Inc., with DZHL as the surviving entity. As a result of the Merger Transaction, DZHL became a wholly- owned subsidiary of the Registrant, which, in turn, made the Registrant the indirect owner of DZHL's operating company subsidiary, HBOP.

3.    The Merger Consideration

      Under the Merger Agreement, in exchange of surrendering their shares in DZHL, the DZHL Shareholders received and aggregate of 29,801,987 newly-issued shares of the Registrant's common stock, $.001 par value, which shares were distributed pro ratably among the DZHL Shareholders in accordance with their respective ownership interests in DZHL immediately before completion of the Merger Transaction.

4.    The Merger Agreement; Effective Date

      The Merger Agreement was executed on October 29, 2007 and contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the consideration, the process of exchanging the consideration and the effect of the Merger Transaction. The Merger Agreement contains reciprocal indemnification provisions that provide for indemnification in the event of a breach of a representation or warranty. The indemnification provisions survive the closing of the Merger Transaction for 18 months.

      The Articles of Merger were filed with the State of Nevada on October 30, 2007, the effective date of the Merger Transaction.

5.    Material Relationships

      There were no material relationships between the Registrant or its affiliates and any of the parties to the Merger Agreement, other than in respect of the Merger Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On October 29, 2007, the Registrant entered into the Merger Agreement, pursuant to which the Registrant completed the Merger Transaction and acquired DZHL from the DZHL Shareholders and thereby indirectly acquired DZHL's Chinese operating subsidiary company, HBOP. Further information about the Merger Agreement and the Merger Transaction is provided above under Item 1.01 of this Current Report.

      In exchange for transferring DZHL to the Registrant, the DZHL Shareholders received an aggregate of 29,801,987 newly-issued shares of the Registrant's common stock, which were distributed pro ratably among the DZHL Shareholders in accordance with their respective ownership interests in DZHL immediately before completion of the Merger Transaction. Further information about the consideration is provided above under Item 1.01 of this Current Report.


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

Item 3.02 Unregistered Sales of Equity Securities.

      The 29,801,987 aggregate shares of the Registrant's common stock issued to the DZHL Shareholders in the Merger Transaction were issued without registration under Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemptions from registration contained (i) in Section 4(2) of the Securities Act and (ii) under Regulation S of the the Securities Act afforded generally to offshore transactions involving non-U.S. persons.

Item 5.01 Changes in Control of Registrant.

      Prior to the Merger Transaction, Max Time Enterprises Limited controlled the Registrant by virtue of the 7,000,000 shares of the Registrant's common stock held by it, representing approximately 68% of the then issued and outstanding common stock of the Registrant. Under the Merger Transaction, the largest DZHL Shareholder, Zhenyong Liu, received an aggregate of 15,6446,043 shares of the Registrant's common stock, which shares constituted approximately 39% of the issued and outstanding shares, resulting in a change in the controlling interest of the Registrant. After giving effect to the Merger Transaction, Max Time Enterprises Limited's percentage interest in the Registrant was reduced to approximately 17.46% of the issued and outstanding shares. Although neither Zhenyong Liu nor Max Time Enterprises Limited, acting alone, has a majority of the outstanding shares of the Registrant's securities, if they were to act as a group it is conceivable that they could influence management. The Registrant is not aware of any arrangement or understanding among these two shareholders to act as a group.

      For information about the Merger Transaction, please see the information set forth above under Item 1.01 and Item 2.01 of this Current Report, which information is incorporated hereunder by this reference.

Item 5.06 Change in Shell Company Status.

      Because the Registrant may be deemed to be a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately before the Merger Transaction, in accordance with Item 2.01(a)(f) of Form 8-K set forth below is the information that would be required if the Registrant were filing a form for registration of securities on Form 10-SB under the Exchange Act. The Registrant believes that, as a result of its acquisition in the Merger Transaction of a subsidiary having an operating business, it can no longer be deemed to be a shell company.

                             Description of Business

      DZHL is a holding company founded on November 13, 2006 under the laws of the British Virgin Islands. DZHL is a holding company which does not generate any financial or operating transactions. It owns all of the issued and outstanding stock and ownership of HBOP, which was founded in 1996 and engages mainly in production and distribution of products such as copy paper, uncoated and coated paper, digital photo paper, corrugated paper, plastic paper, Kraft paper, graphic design paper, antifraud thermal security paper, and other paper and packaging related products. HBOP uses recycled paper as its raw materials and has its corporate offices in Baoding, PRC.


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

      HBOP's main products include various specifications of: (i) corrugated paper, (ii) tea paperboard, (iii) middle-grade offset paper, (iv) high-grade offset paper and (v) printing paper.

      Products currently in development include (a) security paper, (b) environmental newsprinting paper and (c) digital photographic paper. With respect to each of these products, HBOP has already established process orders, installed production equipment and completed small pilot production.

      HBOP's main competitors are: (1) Nine Dragons Paper (Holdings) Limited;
(2) Huatai Group Limited; (3) Chenming Paper Group Limited. (4) Sun Paper Group Limited; (5) Qingshan Paper Co., Ltd.

      HBOP's main suppliers are Dongfang Business Company Limited, Beijing Heerwang Industrial Material Company Limited, Shanghai Paper Machine Company Limited-Beijing Branch, Tianhe Coal Company Limited, and AP Procurement Business Company Limited-Macao Branch.

      HBOP's main customers are Beijing Zhongji Star Paper Company Limited, Shanghai Hengshi Paper Company Limited, Hebei Mancheng Printing Company Limited, Beijing Star Paper Company Limited and Baoding Hengyi Printing Company Limited.

                                  Risk Factors

      Following the Merger Transaction, management intends to change the Registrant's business focus to the paper product manufacturing operations in which GHL's subsidiary, JXL, is currently engaged in China. The following are risks associated with the Registrant and such business operations. If any of these risks were to develop into actual events, the Registrant's business, financial condition or results of operations could be materially adversely affected and the trading price of the Registrant's Common Stock could decline significantly.

Risk Related to the Registrant's Business and Industry

Risk related to changes in customer order patterns

      The Registrant's financial outcomes also can be risked by changes in the levels of inventory maintained by customers and the timing of customer purchases, which may be affected by announced price changes, changes in the Registrant's incentive programs, or the customer's ability to achieve incentive goals. Changes in customers' preferences for our products can also affect the demand for our products.

Risk related to changes in the cost of raw material and energy

      As a manufacturer, the Registrant's sales and profitability are also dependent upon the cost and availability of raw materials and energy, which are subject to price fluctuations, and the ability to control or pass on costs of raw materials and labor. Inflationary and other increases in the costs of raw materials, labor and energy have occurred in the past and are expected to recur, and our performance depends in part on our ability to pass on to customers changes in costs in our selling prices for products and on improvements in productivity. Also, it is important that we are able to obtain timely delivery of materials, equipment, and packaging from suppliers. A disruption to our supply chain could adversely affect our sales and profitability.

Risk related to customers concentration

      The Registrant's customers are widely diversified, but in certain portions of business, industry concentration has increased the importance and decreased the number of significant customers. In particular, sales of consumer products in China are concentrated in a few major customers. The business risk associated with this concentration, including increased credit risks for these and other customers, and the possibility of related bad debt write-offs, could negatively affect our margins and profits.

Risk related to product development

      The Registrant's ability to develop and successfully market new products and applications is important in maintaining growth. The timely introduction of new products and improvements in current products helps determine our success. Research and development for each of the Registrant's operating segments is complex and uncertain and requires innovation and anticipation of market trends. The Registrant could focus on products that ultimately are not accepted by customers.

Infringing intellectual property rights of third parties or inadequately acquiring or protecting intellectual property and patents could harm the Registrant's ability to grow

      Because the products involve complex technology and chemistry, the Registrant is sometimes involved in litigation involving patents and other intellectual property. Parties have filed, and in the future may file, claims against us alleging that we have infringed their intellectual property rights. We could be held to be liable to pay damages or obtain licenses. There can be no assurance that licenses will be available, or will be available on commercially reasonable terms, and the cost to defend these infringement claims and to develop new technology could be significant. The Registrant also could have its intellectual property infringed. We attempt to protect and restrict access to our intellectual property and proprietary information, but it may be possible for a third party to obtain our information and develop similar technologies. In addition, many of the regions in which we operate have limited or no protection for intellectual property rights. The costs involved to protect our intellectual property rights could adversely impact our profitability.

Risk related to competition

      The Registrant operates in a high competitive market. If the Registrant does not compete effectively, it could lose market share and experience falling prices, adversely affecting its financial results. The Registrant's competitors will expand in the key markets and implement new technologies making them more competitive. There is also the possibility that competitors will be able to offer additional products, services, lower prices, or other incentives that the Registrant can not or will not offer or that will make the Registrant's products less profitable. There can be no assurance that the Registrant will be able to compete successfully against current and future competitors.

Risks related to litigation

      Potential adverse developments in legal proceedings and investigations regarding competitive activities and other legal, compliance and regulatory matters, including those involving product liabilities, product and trade compliance, and other matters, could impact us materially. The Registrant's financial results could be materially adversely impacted by an unfavorable outcome to pending or future litigation and investigations.

Risks related to environmental, health, and safety laws.

      Due to the nature of the business, we are subject to environmental, health, and safety laws and regulations, including those related to the disposal of hazardous waste from our manufacturing processes. Compliance with existing and future environmental, health and safety laws could subject us to future costs or liabilities; impact our production capabilities; constrict our ability to sell, expand or acquire facilities; and generally impact our financial performance. We have accrued liabilities for environmental clean-up sites, including sites for which governmental agencies have designated us as a potentially responsible party, where it is probable that a loss will be incurred and the cost or amount of loss can be reasonably estimated. However, because of the uncertainties associated with environmental assessment and remediation activities, future expense to remediate currently identified sites and other sites, which could be identified in the future for cleanup, could be higher than the liability currently accrued.

Risk affected by the macro economy

      The demand for products is impacted by economic conditions of the country and the principal provinces in which the Registrant operates. A decline in the economies in these regions could have an adverse effect on our sales and profitability.

Risks Related to Doing Business in China

Adverse changes in economic and political policies of the People's Republic of China government could have a material adverse effect on the overall economic growth of China, which could adversely affect our business.

      Because the Registrant's operations are all located outside of the United States and are subject to Chinese laws, any change of Chinese laws may adversely affect the Registrant's business.

      All of the Registrant's operations are outside the United States and are located in China, which exposes it to risks, such as exchange controls and currency restrictions, currency fluctuations and devaluations, changes in local economic conditions, changes in Chinese laws and regulations, exposure to possible expropriation or other Chinese government actions, and unsettled political conditions. These factors may have a material adverse effect on the Registrant's operations or on the Registrant's business, results of operations and financial condition.

      China's economy differs from the economies of most developed countries in many respects, including with respect to the amount of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. While the People's Republic of China economy has experienced significant growth in the past 20 years, growth has been uneven across different regions and among various economic sectors of China. The People's Republic of China government has implemented various measures to encourage economic development and guide the allocation of resources. Some of these measures benefit the overall People's Republic of China economy, but may also have a negative effect on us. For example, our financial condition and results of operations may be adversely affected by government control over capital investments or changes in tax regulations that are applicable to us. Since early 2004, the People's Republic of China government has implemented certain measures to control the pace of economic growth. Such measures may cause a decrease in the level of economic activity in China, which in turn could adversely affect our results of operations and financial condition.

The Registrant faces risks associated with currency exchange rate fluctuation, any adverse fluctuation may adversely affect the Registrant's operating margins.

      Although the Registrant is incorporated in the United States, the majority of its current revenues are in Chinese currency. Conducting business in currencies other than US dollars subjects the Registrant to fluctuations in currency exchange rates that could have a negative impact on the Registrant's reported operating results. Fluctuations in the value of the US dollar relative to other currencies impact the Registrant's revenue; cost of revenues and operating margins and result in foreign currency translation gains and losses. Historically, the Registrant has not engaged in exchange rate hedging activities. Although the Registrant may implement hedging strategies to mitigate this risk, these strategies may not eliminate the Registrant's exposure to foreign exchange rate fluctuations and involve costs and risks of their own, such as ongoing management time and expertise, external costs to implement the strategy and potential accounting implications.

The Chinese legal and judicial system may negatively impact foreign investors.

      In 1982, the National Peoples Congress amended the Constitution of China to authorize foreign investment and guarantee the "lawful rights and interests" of foreign investors in China. However, China's system of laws is not yet comprehensive. The legal and judicial systems in China are still rudimentary, and enforcement of existing laws is inconsistent. Many judges in China lack the depth of legal training and experience that would be expected of a judge in a more developed country. Because the Chinese judiciary is relatively inexperienced in enforcing the laws that do exist, anticipation of judicial decision-making is more uncertain than would be expected in a more developed country. It may be impossible to obtain swift and equitable enforcement of laws that do exist, or to obtain enforcement of the judgment of one court by a court of another jurisdiction. China's legal system is based on written statutes; a decision by one judge does not set a legal precedent that is required to be followed by judges in other cases. In addition, the interpretation of Chinese laws may be varied to reflect domestic political changes.

      The promulgation of new laws, changes to existing laws and the pre-emption of local regulations by national laws may adversely affect foreign investors. However, the trend of legislation over the last 20 years has significantly enhanced the protection of foreign investment and allowed for more control by foreign parties of their investments in Chinese enterprises. There can be no assurance that a change in leadership, social or political disruption, or unforeseen circumstances affecting China's political, economic or social life, will not affect the Chinese government's ability to continue to support and pursue these reforms. Such a shift could have a material adverse effect on the Registrant business and prospects.

      The practical effect of the Peoples Republic of China legal system on the Registrant business operations in China can be viewed from two separate but intertwined considerations. First, as a matter of substantive law, the Foreign Invested Enterprise laws provide significant protection from government interference. In addition, these laws guarantee the full enjoyment of the benefits of corporate Articles and contracts to Foreign Invested Enterprise participants. These laws, however, do impose standards concerning corporate formation and governance, which are not qualitatively different from the general corporation laws of the several states. Similarly, the Peoples Republic of China accounting laws mandate accounting practices, which are not consistent with U.S. Generally Accepted Accounting Principles. China's accounting laws require that an annual "statutory audit" be performed in accordance with Peoples Republic of China accounting standards and that the books of account of Foreign Invested Enterprises are maintained in accordance with Chinese accounting laws. Article 14 of the Peoples Republic of China Wholly Foreign-Owned Enterprise Law requires a Wholly Foreign-Owned Enterprise to submit certain periodic fiscal reports and statements to designate financial and tax authorities, at the risk of business license revocation. Second, while the enforcement of substantive rights may appear less clear than United States procedures, the Foreign Invested Enterprises and Wholly Foreign-Owned Enterprises are Chinese registered companies, which enjoy the same status as other Chinese registered companies in business-to-business dispute resolution. Generally, the Articles of Association provide that all business disputes pertaining to Foreign Invested Enterprises are to be resolved by the Arbitration Institute of the Stockholm Chamber of Commerce in Stockholm, Sweden, applying Chinese substantive law. Any award rendered by this arbitration tribunal is, by the express terms of the respective Articles of Association, enforceable in accordance with the "United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards
(1958)." Therefore, as a practical matter, although no assurances can be given, the Chinese legal infrastructure, while different in operation from its United States counterpart, should not present any significant impediment to the operation of Foreign Invested Enterprises.

Economic Reform Issues

      Although the Chinese government owns the majority of productive assets in China, during the past several years the government has implemented economic reform measures that emphasize decentralization and encourage private economic activity. Because these economic reform measures may be inconsistent or ineffectual, there are no assurances that:

            o     The Registrant will be able to capitalize on economic reforms;

            o The Chinese government will continue its pursuit of economic reform policies;

            o     The economic policies, even if pursued, will be successful;

            o Economic policies will not be significantly altered from time to time; and

            o Business operations in China will not become subject to the risk of nationalization.

      Since 1979, the Chinese government has reformed its economic systems. Because many reforms are unprecedented or experimental, they are expected to be refined and improved. Other political, economic and social factors, such as political changes, changes in the rates of economic growth, unemployment or inflation, or in the disparities in per capita wealth between regions within China, could lead to further readjustment of the reform measures. This refining and readjustment process may negatively affect the Registrant operations.

      Over the last few years, China's economy has registered a high growth rate. Recently, there have been indications that rates of inflation have increased. In response, the Chinese government recently has taken measures to curb this excessively expansive economy. These measures have included devaluations of the Chinese currency, the Renminbi (RMB), restrictions on the availability of domestic credit, reducing the purchasing capability of certain of its customers, and limited re-centralization of the approval process for purchases of some foreign products. These austerity measures alone may not succeed in slowing down the economy's excessive expansion or control inflation, and may result in severe dislocations in the Chinese economy. The Chinese government may adopt additional measures to further combat inflation, including the establishment of freezes or restraints on certain projects or markets.

      To date, reforms to China's economic system have not adversely impacted the Registrant operations and are not expected to adversely impact operations in the foreseeable future; however, there can be no assurance that the reforms to China's economic system will continue or that the Registrant will not be adversely affected by changes in China's political, economic, and social conditions and by changes in policies of the Chinese government, such as changes in laws and regulations, measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and remittance abroad, and reduction in tariff protection and other import restrictions

Risks Related to the Registrant

The Registrant will continue to incur significant increased costs as a result of operating as a public company, and management will be required to devote substantial time to new compliance requirements.

      As a public company the Registrant incurs significant legal, accounting and other expenses under the Sarbanes-Oxley Act of 2002, together with rules implemented by the Securities and Exchange Commission and applicable market regulators. These rules impose various requirements on public companies, including requiring certain corporate governance practices. Management and other personnel will need to devote a substantial amount of time to these new compliance requirements. Moreover, these rules and regulations will increase the Registrant's legal and financial compliance costs and will make some activities more time-consuming and costly.

      In addition, the Sarbanes-Oxley Act requires, among other things, that the Registrant maintains effective internal controls for financial reporting and disclosure controls and procedures. In particular, commencing in 2007, the Registrant must perform system and process evaluations and testing of the Registrant's internal controls over financial reporting to allow management and the Registrant's independent registered public accounting firm to report on the effectiveness of the Registrant's internal controls over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act. The Registrant's testing, or the subsequent testing by the Registrant's independent registered public accounting firm, may reveal deficiencies in the Registrant's internal controls over financial reporting that are deemed to be material weaknesses. Compliance with Section 404 may require that the Registrant incurs substantial accounting expenses and expend significant management efforts. If the Registrant is not able to comply with the requirements of Section 404 in a timely manner, or if the Registrant's accountants later identify deficiencies in the Registrant's internal controls over financial reporting that are deemed to be material weaknesses, the market price of the Registrant's stock could decline and the Registrant could be subject to sanctions or investigations by the SEC or other applicable regulatory authorities.

Risks Related to the Common Stock

There is a limited public market for the common stock.

      There is currently a limited public market for the common stock. holders of the Registrant's common stock may, therefore, have difficulty selling their common stock, should they decide to do so. In addition, there can be no assurances that such markets will continue or that any shares of common stock, which may be purchased, may be sold without incurring a loss. Any such market price of the common stock may not necessarily bear any relationship to the Registrant's book value, assets, past operating results, financial condition or any other established criteria of value, and may not be indicative of the market price for the common stock in the future. Further, the market price for the common stock may be volatile depending on a number of factors, including business performance, industry dynamics, and news announcements or changes in general economic conditions.

The common stock may be deemed penny stock with a limited trading market.

      The Registrant's common stock is currently listed for trading in the Over-The-Counter Market on the NASD Electronic Bulletin Board or in the "pink sheets" maintained by the National Quotation Bureau, Inc., which are generally considered to be less efficient markets than markets such as NASDAQ or other national exchanges, and which may cause difficulty in conducting trades and difficulty in obtaining future financing. Further, the Registrant's securities are subject to the "penny stock rules" adopted pursuant to Section 15 (g) of the

Securities Exchange Act of 1934, as amended (the "Exchange Act"). The penny stock rules apply to non-NASDAQ companies whose common stock trades at less than $5.00 per share or which have tangible net worth of less than $5,000,000 ($2,000,000 if the Registrant has been operating for three or more years). Such rules require, among other things, that brokers who trade "penny stock" to persons other than "established customers" complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances. Many brokers have decided not to trade "penny stock" because of the requirements of the penny stock rules and, as a result, the number of broker-dealers willing to act as market makers in such securities is limited. In the event that the Registrant remains subject to the "penny stock rules" for any significant period, there may develop an adverse impact on the market, if any, for the Registrant securities. Because the Registrant's securities are subject to the "penny stock rules" investors will find it more difficult to dispose of the Registrant's securities. Further, for companies whose securities are traded in the Over-The-Counter Market, it is more difficult: (i) to obtain accurate quotations; (ii) to obtain coverage for significant news events because major wire services, such as the Dow Jones News Service, generally do not publish press releases about such companies, and (iii) to obtain needed capital.

The Registrant has not and does not anticipate paying any dividends on its common stock; because of this the Registrant's securities could face devaluation in the market.

      The Registrant has paid no dividends on its common stock to date and it is not anticipated that any dividends will be paid to holders of its common stock in the foreseeable future. While the Registrant's dividend policy will be based on the operating results and capital needs of the business, it is anticipated that any earnings will be retained to finance the Registrant's future expansion and for the implementation of the Registrant's new business plan. Lack of a dividend can further affect the market value of the Registrant's common stock, and could significantly affect the value of any investment in the Registrant.


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

            Management's Discussion and Analysis or Plan of Operation

Forward Looking Statements

The information in this discussion contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve risks and uncertainties, including statements regarding the Registrant's capital needs, business strategy and expectations. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may", "will", "should", "expect", "plan", "Intend", "anticipate", "believe", estimate", "predict", "potential" or "continue", the negative of such terms or other comparable terminology. Actual events or results may differ materially. The Registrant disclaims any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements. The information constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Management's Discussion and Analysis

      Following the Merger Transaction, DZHL became the Registrant's direct subsidiary. DZHL is a holding company which does not generate any financial transactions. HBOP is DZHL's wholly-owned subsidiary. The following discussion and analysis summarizes the significant factors affecting HBOP's results of operations for fiscal year 2006 compared to fiscal year 2005. This discussion and analysis should be read in conjunction with the financial statements and notes included with this report.

Results of Operations

      The following table presents the statement of operations for the year ended December 31, 2006 as compared to the comparable period of the year ended December 31, 2005 for HBOP. The discussion following the table is based on these results.

                                                       2006              2005

            Sales, net                             $30,561,249       $22,687,666

           Gross profit                            $ 5,331,098       $ 4,072,012

General and Administrative expenses                $   292,833       $   162,281

      Income from operations                       $ 5,038,265       $ 3,909,731

            Net Income                             $ 3,193,070       $ 2,457,153

Net sales

      Net sales for FYE 2006 increased by 34.7 percent, as compared to FYE 2005, for a total of $30,561,249 in FYE 2006 compared to $22,687,666 in FYE 2005. The increase was driven primarily by:

            a. HBOP launched a successful market expansion plan that increased the sales volume in domestic market.

            b. The appreciation of Chinese currency. The Chinese currency (Yuan) appreciated almost 5 percent against the US Dollar from year 2005 to 2006.

Gross Profit

      Gross Profit was $4,072,012 in FYE 2005 and increased to $5,331,098 in FYE 2006, an increase of 30.92%. The increase was attributed to the higher sales volume.

General and Administrative Expense

      In FYE 2006, the general and administrative expenses were $292,833, as compared to $162,281 in FYE 2005. It increased about $130,552 or 80.44%. The increase was due to the 81% increase in advertising fees and 77% increase in transportation fees.

Income (Loss) from Operations

      Income from operations in FYE 2006 was $5,038,265, an increase of $1,128,534 or 28.86% compared to FYE 2005, which was $3,909,731. This was primarily due to the higher net sales generated.

Net Income

      Net income for FYE 2006 was $3,193,070, an increase of $735,917 or 29.94% compared to FYE 2005, which was $2,457,153. The increase was due to the higher sales volume with moderate increase in the cost of sales and expenses.

Liquidity and Capital Resources

      Cash has historically been generated from operations. Operations and liquidity needs are funded primarily through cash flows from operations and short-term borrowings. Cash and cash equivalents were $80,970 at December 31, 2006 and current assets totaled $4,388,512 at December 31, 2006. The Registrant's total current liabilities were $11,421,544 at December 31, 2006. Working capital at December 31, 2006 was ($7,033,032). We believe that the funds available to us are adequate to meet our operating needs for market expansion. During 2006, net cash provided by operating activities was $7,861,997. Cash used by financing activities was $7,250,939.

Working Capital Requirements

      Historically operations and short term financing have been sufficient to meet our cash needs. We believe that we will be able to generate revenues from sales. However, our actual working capital needs for the long and short term will depend upon numerous factors, including operating results, competition, and the availability of credit facilities, none of which can be predicted with certainty. Future expansion will be limited by the availability of financing products and raising capital.

Plan of Operation

      As a result of the closing of the Merger, the Registrant became a holding company and has no significant business operations or assets other than its interest in the operating subsidiary, its accounting predecessor company. The Registrant's operating subsidiary's short to mid-term strategic plan is to focus on market expansion in the Chinese domestic market. The long-term strategic goal is to focus on market expansion in the international market.

      The Registrant may issue additional shares of capital stock to raise additional cash for working capital in the next twelve months. If the Registrant issues additional shares of capital stock, the stockholders will experience dilution in their respective percentage ownership in the Registrant. The Registrant has not decided on the amount of the cash needed for working capital at this point. Working capital will be used for expanding domestic market by establishing more production lines and purchasing new equipments.

Description of Property

      The assets of the Registrant and its subsidiary on a consolidated, post-merger basis include cash and cash equivalents, accounts receivable from customers, inventories, property and equipments.

      HBOP headquarters are located at Unit: Hebei Baoding Orient Paper Milling Company Limited, Science Park, Xushui Town, Baoding City, Hebei Province, P.R. China. The headquarters, divided into two districts, has a total area of 258.06 mu or approximately 42.50 acres. All the office buildings and factory buildings are built and owned by the company. As a result of the Merger, the corporate office of the Registrant will be relocated to the above address. There are no present plans for the improvement or development for all the properties.

         Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information, as of October 26, 2007, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group:

                                                                 Amount and
                                                                 Nature of
                                                                 Beneficial       Percentage of
           Name and Address of Beneficial Owner (1)              Ownership       common stock (2)
-------------------------------------------------------------------------------------------------
Max Time Enterprises Limited (3)                                 7,000,000             68%

All directors and executive officers as a group (1 person) (3)   7,000,000             68%

----------
(1) Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it. Unless otherwise indicated, the address of each beneficial owner reported above is c/o Carlateral, Inc., 112 North Currie Street, Carson City, NV 89703.
(2)   Based on 10,300,000 shares of common stock outstanding.
(3) Hui-Ping Cheng is the sole owner, director and officer of Max Time Enterprises Limited and by reason of her control position at Max Time Enterprises Limited, Ms. Cheng may be deemed to be an indirect beneficial owner of those shares of our common stock held by Max Time Enterprises Limited.

      The following table sets forth the ownership of our common stock as of October 29, 2007 (after giving effect to the issuance of 29,801,987 shares of the Registrant's common stock pursuant to the Merger Agreement) by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, our directors, and our executive officers and directors as a group.

                                                                 Amount and
                                                                 Nature of
                                                                 Beneficial       Percentage of
        Name and Address of Beneficial Owner (1)                 Ownership       common stock (2)
-------------------------------------------------------------------------------------------------
Zhenyong Liu                                                    15,646,043             39%

Max Time Enterprises Limited (3)                                 7,000,000          17.46%

All directors and named executive officers as a group            7,000,000          17.46%
   (1 person, Hui Ping Cheng) (3)

----------
(1) Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it. Unless otherwise indicated, the address of each beneficial owner reported above is c/o Carlateral, Inc., 112 North Currie Street, Carson City, NV 89703.
(2) Based on 40,101,987 shares of common stock outstanding (after giving effect to the Merger Transaction).
(3) Hui-Ping Cheng is the sole owner, director and officer of Max Time Enterprises Limited and by reason of her control position at Max Time Enterprises Limited, Ms. Cheng may be deemed to be an indirect beneficial owner of those shares of our common stock held by Max Time Enterprises Limited.

      The above table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned.

Change in Control Arrangements

      Currently, there are no arrangements that would result in a change in control of the Registrant.

Directors and Executive Officers, Promoters and Control Persons

Hui Ping Cheng, Director, President and Chief Financial Officer

      Ms. Cheng, born in April 1964, age 43, has been employed as a senior accountant and accounting department director by Shenzhen Yi Zhi Pharmaceutical Company Limited from September 1998 until April 2007, where she manage and oversee the company's accounting department. She was then employed as the director and President by Max Time Enterprise Limited from April 2007 until now.

      There are no family relationships between Ms. Cheng and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Registrant was or is to be a party, in which Ms. Cheng (or any member of his immediate family) had or is to have a direct or indirect material interest.

      Ms. Cheng has not, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). Ms. Cheng has not, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or finding any violation with respect to such laws. Ms. Cheng has not, during the last five years, been a party of any bankruptcy petition filed by or against any business of which he was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

Executive & Director Compensation

      Our current and previous executive officer and director does not receive any compensation and have not received any restricted shares awards, options, or any other payouts. As such, we have not included a Summary Compensation Table.

      There are no current employment agreements between the Registrant and its executive officer or director. Our executive officer and director have agreed to work without remuneration until such time as we receive sufficient revenues necessary to provide proper salaries to the officer and compensate the director for participation.

      There are no annuity, pension or retirement benefits proposed to be paid to officers, directors or employees of the corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by Registrant.

      The Registrant currently does not have employment agreements with its executive officers. The executive officer/director of the Registrant has agreed to take no salary until the Registrant can generate enough revenues to support salaries on a regular basis. The officer will not be compensated for services previously provided. They will receive no accrued remuneration.

Compensation of Directors

      No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.

Options

      There are no options currently outstanding.

                 Certain Relationships and Related Transactions

      Except as otherwise disclosed herein or incorporated herein by reference, there have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

                            Description of Securities

      Each share of common stock is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the Board of Directors may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

         Market Price of and Dividends on the Registrant's Common Equity
                         and Related Stockholder Matters

      The Registrant's common stock is traded on the OTCBB under the symbol "CARZ". As of October 26, 2007, the market price for the Registrant's common stock was $0.75 per share. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. There is currently no trading volume.

      As of October 26, 2007, there were approximately 47 holders of record of the Registrant's common stock.

      The Registrant has no plans to declare cash dividends on its common stock in the future and has not declared any thus far during fiscal year 2007 or during the last two completed fiscal years. There are no restrictions that limit the ability of the Registrant to declare cash dividends on its common stock and the Registrant does not believe that there are any that are likely to do so in the future.

                                Legal Proceedings

      The Registrant, its subsidiaries and its property are not a party to any pending legal proceeding.

                  Changes in and Disagreements with Accountants

      Not applicable.

                     Recent Sales of Unregistered Securities

      Not applicable

                    Indemnification of Directors and Officers

      The Registrant will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Nevada.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

      The following financial statements are hereby included as part of this Current Report.

                                                                                    Page No.
      Hebei Baoding Orient Paper Milling Company Limtied

      Report of Independent Registered Public Accounting Firm                         F-2

      Balance Sheet at December 31, 2006                                              F-3

      Statements of Operations for the Years Ended December 31, 2006 and 2005         F-4

      Statements of Comprehensive Income for the Years Ended
      December 31, 2006 and 2005                                                      F-5

      Statements of Changes in Stockholders' Equity for the Years Ended
      December 31, 2006 and 2005                                                      F-6

      Statements of Cash Flows for the Years Ended December 31, 2006 and 2005         F-7

      Notes to Financial Statements                                                   F-8

      Balance Sheet as of June 30, 2007 (unaudited)                                   F-14

      Statements of Operations for the Six Months Ended June 30,
      2007 and 2006 (unaudited)                                                       F-15

      Statements of Comprehensive Income for the Six Months
      ended June 30, 2007 and 2006 (unaudited)                                        F-16

      Statements of Stockholders' Equity for the
      Six Months Ended  June 30, 2007 (unaudited)                                     F-17

      Statements of Cash Flow for the Six Months Ended
      June 30, 2007 and 2006 (unaudited)                                              F-18

      Notes to Financial Statements                                                   F-19

(b)   Pro forma financial information.

      The following pro forma financial statements are hereby included as part of this Current Report.

      Carlateral, Inc.

      Pro Forma Condensed Financial Statements (unaudited)
      Introduction                                                                    F-22

      Pro Forma Condensed Consolidated Balance Sheet
      at August 31, 2007 (unaudited)                                                  F-23

      Pro Forma Condensed Consolidated Statement
      of Operations for year ended February 28, 2007 (unaudited)                      F-24

      Pro Forma Condensed Consolidated Statement of
      Operations for Six Months Ended August 31, 2007 (unaudited)                     F-25

      Notes to Pro Forma Condensed Financial Statements (unaudited)                   F-26

(c)   Exhibits

      10.1 Agreement and Plan of Merger, dated as of October 1, 2007, among the Registrant, CARZ Merger Sub, Inc. ("SUB"), Dongfang Zhiye Holding Limited ("DZHL") and each of DZHL shareholders, Zhenyong Liu, Xiaodong Liu, Chen Li, Ning Liu, Jie Liu, Shenzhen Huayin Guaranty & Investment Company Limited, Top Good International Limited, Total Giant Group Limited, Total Shine Group Limited, Victory High Investment Limited, Think Big Trading Limited, Huge Step Enterprises Limited, and Sure Believe Enterprise Limited.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CARLATERAL, INC.


Date: October 29, 2007                         By: /s/ Hui Ping Cheng
                                                   -----------------------------
                                                   Hui Ping Cheng
                                                   Chairman of the Board &
                                                   Chief Executive Officer

                   HEBEI BAODING ORIENT PAPER MILLING CO., LTD

                              FINANCIAL STATEMENTS

                                      AS OF

                                DECEMBER 31, 2006

                                HURLEY & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS

                [LETTERHEAD OF FARBER HASS HURLEY & McEWEN LLP]

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Hebei Baoding Orient Paper Milling Co., Ltd.
Baoding, People's Republic of China

We have audited the accompanying balance sheet of Hebei Baoding Orient Paper Milling Co. Ltd. as of December 31, 2006, and the related statements of operations, comprehensive income, stockholders' equity, and cash flows for the years ended December 31, 2006 and 2005. These financial statements are the responsibility of Hebei Baoding Orient Paper Milling Co. Ltd.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hebei Baoding Orient Paper Milling Co. Ltd. as of December 31, 2006, and the results of its operations and its cash flows for the years ended December 31, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America.


                                             /s/ Farber Hass Hurley & McEwen LLP

                                             Farber Hass Hurley & McEwen LLP

Granada Hills, California
June 27, 2007

                   HEBEI BAODING ORIENT PAPER MILLING CO., LTD
                                  BALANCE SHEET
                                DECEMBER 31, 2006

                                                                         2006
                                                                         ----
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                            $    80,970
Accounts receivable                                                    1,625,862
Inventory                                                              2,681,680
                                                                     -----------

Total current assets                                                   4,388,512

PROPERTY AND EQUIPMENT, Net
of accumulated depreciation                                           34,274,161
                                                                     -----------

TOTAL ASSETS                                                         $38,662,673
                                                                     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Short-term loan payable                                              $ 5,356,939
Accounts payable and accrued expenses                                  1,668,186
Taxes payable                                                          1,832,419
Related party note, current portion                                    2,564,000
                                                                     -----------
Total current liabilities                                             11,421,544
                                                                     -----------

Long-term related party note, net of current portion                   9,209,190
                                                                     -----------

Total liabilities                                                     20,630,734

STOCKHOLDERS' EQUITY
Paid in capital, 7,503 shares issued and outstanding                   9,078,630
Statutory earning reserve                                              1,153,628
Retained earnings                                                      6,927,829
Accumulated other comprehensive income                                   871,852
                                                                     -----------

TOTAL STOCKHOLDERS' EQUITY                                            18,031,939
                                                                     -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $38,662,673
                                                                     ===========

See accompanying notes.

                   HEBEI BAODING ORIENT PAPER MILLING CO., LTD
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                         2006             2005
                                                                         ----             ----
REVENUES:
Sales                                                               $ 30,561,249     $ 22,687,666
Other operating income                                                        --           73,332
                                                                    ------------     ------------
Total Revenues                                                        30,561,249       22,760,998

COST OF SALES:
Cost of sales                                                         25,106,423       18,589,265
Business tax and surcharges                                              123,728           99,721
                                                                    ------------     ------------
Total cost of sales                                                   25,230,151       18,688,986
                                                                    ------------     ------------

GROSS PROFIT                                                           5,331,098        4,072,012

GENERAL AND ADMINISTRATIVE EXPENSES                                      292,833          162,281
                                                                    ------------     ------------

INCOME FROM OPERATIONS                                                 5,038,265        3,909,731
                                                                    ------------     ------------

OTHER INCOME (EXPENSE):
Interest expense                                                        (275,225)        (283,894)
Non-operating income                                                          --           42,777
Non-operating expense                                                     (4,018)          (1,222)
                                                                    ------------     ------------
Total other income (expense), net                                       (279,243)        (242,339)
                                                                    ------------     ------------

INCOME BEFORE INCOME TAXES                                             4,759,022        3,667,392

PROVISION FOR INCOME TAXES                                             1,565,952        1,210,239
                                                                    ------------     ------------

NET INCOME                                                          $  3,193,070     $  2,457,153
                                                                    ============     ============

Basic and fully diluted earnings per share                          $     425.57     $     327.49
                                                                    ============     ============

Weighted average number of shares outstanding, basic and diluted           7,503            7,503
                                                                    ============     ============

See accompanying notes.

                   HEBEI BAODING ORIENT PAPER MILLING CO., LTD
                       STATEMENTS OF COMPREHENSIVE INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                      2006                2005
                                                      ----                ----

NET INCOME                                         $3,193,070         $2,457,153

OTHER COMPREHENSIVE INCOME

  FOREIGN CURRENCY
    TRANSLATION ADJUSTMENT                            550,826            321,151
                                                   ----------         ----------

NET COMPREHENSIVE INCOME                           $3,743,896         $2,778,304
                                                   ==========         ==========

See accompanying notes.

                   HEBEI BAODING ORIENT PAPER MILLING CO., LTD
                        STATEMENT OF STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                                          Accumulated
                                                             Statutory                       Other           Total
                                               Paid-In        Earning       Retained     Comprehensive    Stockholder
                                 Shares        Capital        Reserve       Earnings     Income (Loss)      Equity
                              -----------    -----------    -----------    -----------   -------------    -----------
Balance, December 31, 2004          7,503    $ 9,078,630    $   308,158    $ 2,123,076    $      (125)    $11,509,739

Foreign currency
 translation adjustment                --             --             --             --        321,151         321,151

Net income for the year
 ended December 31, 2005               --             --        368,573      2,088,580             --       2,457,153
                              -----------    -----------    -----------    -----------    -----------     -----------

Balance, December 31, 2005          7,503      9,078,630        676,731      4,211,656        321,026      14,288,043

Foreign currency
 translation adjustment                --             --             --             --        550,826         550,826

Net income for the year
 ended December 31, 2006               --             --        476,897      2,716,173             --       3,193,070
                              -----------    -----------    -----------    -----------    -----------     -----------

Balance, December 31, 2006          7,503    $ 9,078,630    $ 1,153,628    $ 6,927,829    $   871,852     $18,031,939
                              ===========    ===========    ===========    ===========    ===========     ===========

See accompanying notes.

                  HEBEI BAODING ORIENT PAPER MILLING CO., LTD
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                       2006             2005
                                                       ----             ----

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                        $  3,193,070     $  2,457,153
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Depreciation                                       1,870,878        1,002,543
Changes in operating assets and liabilities:
  Accounts receivables                                (699,793)         269,016
  Advances to suppliers                              3,151,179       (2,023,015)
  Inventories                                          423,639          483,147
  Accounts payable and accrued expenses                351,157          621,147
  Advances from customers                             (876,331)         650,142
  Taxes payable                                        448,198          342,034
                                                  ------------     ------------

Net cash provided by operating activities            7,861,997        3,802,167

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment              (15,365,801)      (3,141,989)
  Construction in progress                                  --       (4,642,359)
                                                  ------------     ------------

Net cash (used by) investing activities            (15,365,801)      (7,784,348)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from related party                        8,009,731        3,531,272
  Payments to related party                         (2,246,269)        (830,454)
  Proceeds from borrowing on credit facility         1,517,000               --
  Loans on equipment and building                    3,838,308        3,712,560
  Payments on loans on equipment and building       (3,867,831)      (2,612,580)
                                                  ------------     ------------

Net cash provided by financing activities            7,250,939        3,800,798

EFFECT OF EXCHANGE RATE CHANGES ON CASH
  AND CASH EQUIVALENTS                                   5,814            9,747
                                                  ------------     ------------

NET DECREASE IN CASH
  AND CASH EQUIVALENTS                            $   (247,051)    $   (171,636)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR           328,021          499,657
                                                  ------------     ------------

CASH AND CASH EQUIVALNETS, END OF YEAR            $     80,970     $    328,021
                                                  ============     ============

SUPPLEMENTAL DISCLOSURE OF CASH
 FLOW INFORMATION:

  CASH PAID FOR INTEREST                          $    301,411     $    284,173
                                                  ============     ============

  CASH PAID FOR TAXES                             $  1,087,934     $    868,206
                                                  ============     ============

See accompanying notes.

                  HEBEI BAODING ORIENT PAPER MILLING CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Nature of Business and History of Company - Hebei Baoding Orient Paper Milling Co., Ltd. (hereinafter referred to as the "Company") was organized March 3, 1996, under the laws of the People's Republic of China ("PRC"). The Company engages mainly in production and distribution of products such as copy paper, uncoated and coated paper, digital photo paper, corrugated paper, plastic paper, kraft paper, graphic design paper, antifraud thermal security paper, and other paper and packaging related products. The Company uses recycled paper as its raw materials. The Company has its corporate offices in Baoding, PRC.

      Basis of Presentation - The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi; however, the accompanying financial statements have been translated and presented in United States dollars.

      Foreign Currency Translation - As of December 31, 2006, the accounts of the Company were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. dollars (USD) in accordance with Statement of Financial Accounting Standards (SFAS) No. 52, "Foreign Currency Translation", with the CNY as the functional currency. According to the Statement, all assets and liabilities of the Company are translated at the current exchange rate, stockholders' equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, Reporting Comprehensive Income as a component of shareholders' equity. Translation gains and losses are reflected in the income statement.

      Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could vary from those estimates.

      Risks and Uncertainties - The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and operating in PRC under its various laws and restrictions.

      Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

      Concentration of Credit Risk - Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its temporary cash investments in reputable financial institutions which are fully insured by the government.

      Accounts Receivable - Trade accounts receivable are recorded on shipment of products to customers and generally due net 30 days. The trade receivables are not collateralized and interest is not accrued on past due accounts. Periodically, management reviews the adequacy of its provision for doubtful accounts based on historical bad debt expense results and current economic conditions using factors based on the aging of its accounts receivable. Additionally, the Company may identify additional allowance requirements based on indications that a specific customer may be experiencing financial difficulties. Actual bad debt results could differ materially from these estimates. At December 31, 2006, management set the bad debt reserve at $0.

                  HEBEI BAODING ORIENT PAPER MILLING CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      Inventories - Inventories consist principally of raw materials (used paper) and finished goods and are stated at the lower of cost (first-in, first-out method) or market.

      Property and Equipment - Property and equipment are stated at cost. Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed. At the time property and equipment are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts. Gains or losses from retirements or sales are credited or charged to income.

      The Company depreciates property and equipment using the straight-line method as follows:

            Building and interior                               30 years
            Furniture and fixtures                              15 years
            Vehicles                                            15 years

      Long-Lived Assets - The Company recognizes impairment losses on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. In such circumstances, those assets are written down to estimated fair value. The Company recognized no impairment charge in 2006 or 2005.

      Fair Value Measurements - In September 2006, the FASB issued SFAS No.157, "Fair Value Measurements." The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements, and does not require any new fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. The Statement is effective for the fiscal years beginning after November 15, 2007. The Company is assessing SFAS No. 157 and has not determined the impact of the adoption of SFAS No. 157 will have its results of operations or financial position

      Statutory Reserves - The laws and regulations of the People's Republic of China require that before an enterprise distributes profits to its partners, it must first satisfy all tax liabilities, provide for losses in previous years, and make allocations, in proportions determined at the discretion of the board of directors, after the statutory reserve. The statutory reserves include surplus reserve fund and common welfare fund. These statutory reserves represent restricted retained earnings.

      Surplus Reserve Fund - The Company is required to transfer 10% of its net income, as determined in accordance with the PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of the Company's registered capital.

      The transfer to this reserve must be made before distribution of any dividend to shareholders. For the years ended December 31, 2006 and 2005, the Company transferred approximately $318,000 and $246,000, respectively, representing 10% of the year's net income determined in accordance with PRC accounting rules and regulations, to this reserve. The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years' losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.

                  HEBEI BAODING ORIENT PAPER MILLING CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      Common Welfare Fund - The Company is required to transfer 5% to 10% of its net income, as determined in accordance with the PRC accounting rules and regulations, to the statutory common welfare fund. For the years ended December 31, 2006 and 2005, the Company transferred approximately $159,000 and $123,000, respectively, representing 5% of the year's net income determined in accordance with PRC accounting rules and regulations, to this reserve. This fund can only be utilized on capital items for the collective benefit of the Company's employees, such as construction of dormitories, cafeteria facilities, and other staff welfare facilities. This fund is non-distributable other than upon liquidation. The transfer to this fund must be made before distribution of any dividend to shareholders.

      Revenue Recognition Policy - The Company recognizes revenue when goods are shipped, when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. The Company is required to collect a 3% value- added-tax ("VAT") on each sale. Gross revenues do not include this VAT which is remitted to the government quarterly.

      Advertising - The Company expenses all advertising as incurred. Advertising expenses for the years ended December 31, 2006 and 2005 were $1,168 and $220, respectively.

      Income Taxes - The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax ("EIT") is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax.

      Foreign Currency Translation - These financial statements are presented in United States of America dollars. The books and records of Company are measured using the Chinese Yuan Renminbias the functional currency. Assets, liabilities and equity accounts of the Company are translated at exchange rates as of the balance sheet date. Revenues and expenses are translated at average rates of exchange in effect during the year. The resulting cumulative translation adjustments have been recorded as a separate component of stockholders' equity.

      Recent Accounting Pronouncements - In February 2007, the FASB issued SFAS No. 159, which permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 also includes an amendment to SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities" which applies to all entities with available-for-sale and trading securities. This Statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. The Company is assessing the impact of SFAS No. 159 and has not determined whether it will have a material impact on the Company's results of operations or financial position.

      In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements, and does not require any new fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. The Statement is effective for the fiscal years beginning after November 15, 2007. The Company is assessing SFAS No. 157 and has not determined the impact the adoption of SFAS No. 157 will have its results of operations or financial position.

                  HEBEI BAODING ORIENT PAPER MILLING CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      In June 2006, the FASB issued FASB Interpretation No.48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No.109" (FIN 48). The interpretation clarifies the accounting for uncertainty in income taxes recognized in a company's financial statements in accordance with SFAS No.109, "Accounting for Income Taxes." Specifically, the pronouncement prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The interpretation also provides guidance on the related de-recognition, classification, interest and penalties, accounting for interim periods, disclosure and transition of uncertain tax positions. The interpretation is effective for fiscal years beginning after December 15, 2006. The Company is assessing FIN 48 and has not determined the impact that the adoption of FIN 48 will have on its consolidated financial statements.

2.    INVENTORY

      Inventory consists of the following at December 31, 2006:

          Raw materials                                     $1,403,486
          Finished goods                                     1,278,194
                                                            ----------

          Total inventory                                   $2,681,680
                                                            ==========

3.    PROPERTY AND EQUIPMENT

      Property and equipment consists of the following at December 31, 2006:

          Building and interior                            $ 8,629,172
          Furniture and fixtures                            31,272,834
          Vehicles                                               9,335
                                                           -----------

          Total property and equipment                      39,911,341

            Less accumulated depreciation                    5,637,180
                                                           -----------

          Property and equipment, net                      $34,274,161
                                                           ===========

                  HEBEI BAODING ORIENT PAPER MILLING CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

4.    SHORT-TERM LOAN PAYABLE

      The Company has the following short-term loan payables outstanding at December 31, 2006:

      Note payable, secured by equipment, payable at maturity,
      including interest at 7.8% per annum. Matures 2007              $1,787,108
      Credit facility payable, secured by building, payable at
      maturity, including interest at 2% plus the bank's reference
      interest rate. Matures 2007                                      1,517,000
      Note payable, secured by equipment, payable at maturity,
      including interest at 6.7% per annum. Matures 2007               1,283,631
      Note payable, secured by equipment, payable at maturity,
      including interest at 6.7% per annum. Matures 2007                 769,200
                                                                      ----------

      Total short-term loan payable                                   $5,356,939
                                                                      ==========

      At December 31, 2006, the Company's credit facility had a maximum borrowing level of $2,000,000, which left $483,000 in borrowing capacity. The average short-term borrowing rate for the year was approximately 7.9%.

5.    COMMITMENTS AND CONTINGENCIES

      Lease

      The Company leases 133,200 metric acres of land at its location from a local government through a real estate lease with a 30 year term and expires on December 31, 2031. The lease requires an annual rental payment of approximately $15,384. This operating lease is renewable at the end of the 30 year term.

      Future minimum lease payments are as follows:

            December 31, 2007                                    $ 15,384
            December 31, 2008                                      15,384
            December 31, 2009                                      15,384
            December 31, 2010                                      15,384
            December 31, 2011                                      15,384
            Thereafter                                            307,680
                                                                 --------

            Total lease payments                                 $384,600
                                                                 ========

      Environmental Remediation

      In accordance with the ground lease, the Company will be obligated to return the land to its condition prior to the lease. As such, the Company will accrue the cost estimated to return the land to its prior condition over the 30 year life of the lease. The Company has not obtained an estimate for those costs, but management is confident that any such costs that should be accrued in the year ended December 31, 2006 are not material.

                  HEBEI BAODING ORIENT PAPER MILLING CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

6.    RELATED PARTY TRANSACTIONS

      The CEO of the Company loaned the Company $8,009,731 and $3,531,272 during 2006 and 2005, respectively. At December 31, 2006, the Company owed the CEO $11,773,190. The loan terms call for payments of approximately $2,564,000 (20,000,000 CNY) in December of each year until paid. If the balance due the officer is less than $2,564,000, the entire balance is to be paid at once. There are provisions for deferring payment if the Company's cash flow is not sufficient to cover the obligation. The loan will not accrue interest.

      The obligation will mature as follows:

            December 31, 2007                                 $ 2,564,000
            December 31, 2008                                   2,564,000
            December 31, 2009                                   2,564,000
            December 31, 2010                                   2,564,000
            December 31, 2011                                   1,517,190
                                                              -----------

            Total payments                                    $11,773,190
                                                              ===========

                   HEBEI BAODING ORIENT PAPER MILLING CO., LTD
                                 BALANCE SHEETS

                                                       June 30, 2007
                                                        (Unaudited)      December 31, 2006
                                                       -------------     -----------------
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                               $    66,416         $    80,970
Accounts receivable                                       1,194,253           1,625,862
Inventory                                                 2,616,966           2,681,680
                                                        -----------         -----------

Total current assets                                      3,877,635           4,388,512

PROPERTY AND EQUIPMENT, Net
of accumulated depreciation                              34,414,637          34,274,161
                                                        -----------         -----------

TOTAL ASSETS                                            $38,292,272         $38,662,673
                                                        ===========         ===========
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Short-term loan payable                                 $ 5,874,237         $ 5,356,939
Accounts payable and accrued expenses                     1,799,520           1,668,186
Taxes payable                                               787,408           1,832,419
Related party note, current portion                       2,590,000           2,564,000
                                                        -----------         -----------
Total current liabilities                                11,051,165          11,421,544
                                                        -----------         -----------

Long-term related party note, net of current portion      6,856,244           9,209,190
                                                        -----------         -----------

Total liabilities                                        17,907,409          20,630,734

STOCKHOLDERS' EQUITY
Paid in capital, 7,503 shares issued and outstanding      9,078,630           9,078,630
Statutory earning reserve                                 1,153,628           1,153,628
Retained earnings                                         8,790,882           6,927,829
Accumulated other comprehensive income                    1,361,723             871,852
                                                        -----------         -----------

TOTAL STOCKHOLDERS' EQUITY                               20,384,863          18,031,939
                                                        -----------         -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $38,292,272         $38,662,673
                                                        ===========         ===========

See accompanying notes.

                   HEBEI BAODING ORIENT PAPER MILLING CO., LTD
                            STATEMENTS OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
                                    UNAUDITED

                                                                        2007             2006
                                                                    ------------     ------------
REVENUES:
Sales                                                               $ 17,371,280     $ 13,788,705

COST OF SALES:
Cost of sales                                                         14,268,761       11,041,786
Business tax and surcharges                                               70,845           54,878
                                                                    ------------     ------------
Total cost of sales                                                   14,339,606       11,096,664
                                                                    ------------     ------------

GROSS PROFIT                                                           3,031,674        2,692,041

GENERAL AND ADMINISTRATIVE EXPENSES                                      123,343          124,735
                                                                    ------------     ------------

INCOME FROM OPERATIONS                                                 2,908,331        2,567,306
                                                                    ------------     ------------

OTHER INCOME (EXPENSE):
Interest expense                                                        (127,655)        (167,595)
Non-operating expense                                                         --           (3,988)
                                                                    ------------     ------------
Total other income (expense), net                                       (127,655)        (171,583)
                                                                    ------------     ------------

INCOME BEFORE INCOME TAXES                                             2,780,676        2,395,723

PROVISION FOR INCOME TAXES                                               917,623               --
                                                                    ------------     ------------


NET INCOME                                                          $  1,863,053     $  2,395,723
                                                                    ============     ============

Basic and fully diluted earnings per share                          $     248.31     $     319.30
                                                                    ============     ============

Weighted average number of shares outstanding, basic and diluted           7,503            7,503
                                                                    ============     ============

See accompanying notes.

                   HEBEI BAODING ORIENT PAPER MILLING CO., LTD
                       STATEMENTS OF COMPREHENSIVE INCOME
                 FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
                                    UNAUDITED

                                                        2007             2006
                                                        ----             ----

NET INCOME                                          $ 1,863,053      $ 2,395,723

OTHER COMPREHENSIVE INCOME

    FOREIGN CURRENCY
       TRANSLATION ADJUSTMENT                           489,871          149,421
                                                    -----------      -----------

NET COMPREHENSIVE INCOME                            $ 2,352,924      $ 2,545,144
                                                    ===========      ===========

See accompanying notes.

                   HEBEI BAODING ORIENT PAPER MILLING CO., LTD
                        STATEMENT OF STOCKHOLDERS' EQUITY
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007
                                    UNAUDITED

                                                                                                       Accumulated
                                                                       Statutory                          Other             Total
                                                         Paid-In        Earning        Retained       Comprehensive      Stockholder
                                           Shares        Capital        Reserve        Earnings       Income (Loss)        Equity

Balance, December 31, 2006                    7,503    $ 9,078,630    $ 1,153,628    $ 6,927,829       $   871,852       $18,031,939

Foreign currency
 translation adjustment                          --             --             --             --           489,871           489,871

Net income for the six months ended
  June 30, 2007                                  --             --             --      1,863,053                --         1,863,053
                                        -----------    -----------    -----------    -----------       -----------       -----------

Balance, June 30, 2007                        7,503    $ 9,078,630    $ 1,153,628    $ 8,790,882       $ 1,361,723       $20,384,863
                                        ===========    ===========    ===========    ===========       ===========       ===========

See accompanying notes.

                   HEBEI BAODING ORIENT PAPER MILLING CO., LTD
                            STATEMENTS OF CASH FLOWS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
                                    UNAUDITED

                                                      2007             2006
                                                  ------------     ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                        $  1,863,053     $  2,395,723
Adjustments to reconcile net income to net
  cash provided by operating activities:
    Depreciation                                     1,205,791          703,300
Changes in operating assets and liabilities:
    Accounts receivable                                467,016         (581,023)
    Advances to suppliers                                   --        3,127,339
    Inventories                                        131,923         (427,082)
    Accounts payable and accrued expenses               87,190        9,104,317
    Advances from customers                                 --         (869,700)
    Taxes payable                                   (1,077,313)      (1,173,434)
                                                  ------------     ------------

Net cash provided by operating activities            2,677,660       12,279,440

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of property and equipment               (474,112)     (19,983,072)

    Construction in progress                                --        4,733,520
                                                  ------------     ------------
Net cash (used by) investing activities               (474,112)     (15,249,552)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from related party                            --        3,057,701
     Payments to related party                      (2,594,200)              --
     Proceeds from borrowing on credit facility        374,240           37,454
     Loans on equipment and building                       XXX               --
     Payments on loans on equipment and building          (XXX)              --
                                                  ------------     ------------
Net cash provided by financing activities           (2,219,960)       3,095,155

EFFECT OF EXCHANGE RATE CHANGES ON CASH
   AND CASH EQUIVALENTS                                  1,858            2,297
                                                  ------------     ------------

NET INCREASE (DECREASE) IN CASH
  AND CASH EQUIVALENTS                            $    (14,554)         127,340

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD          80,970          328,021
                                                  ------------     ------------

CASH AND CASH EQUIVALNETS, END OF PERIOD          $     66,416     $    455,361
                                                  ============     ============

SUPPLEMENTAL DISCLOSURE OF CASH
  FLOW INFORMATION:

  CASH PAID FOR INTEREST                          $        XXX     $        XXX
                                                  ============     ============

  CASH PAID FOR TAXES                             $  1,994,935     $  1,173,434
                                                  ============     ============

See accompanying notes.

                  HEBEI BAODING ORIENT PAPER MILLING CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2007
                                    UNAUDITED

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation - The interim consolidated financial statements of Hebei Baoding Orient Paper Milling Co., Ltd. (hereinafter referred to as the "Company") are condensed and do not include some of the information necessary to obtain a complete understanding of the financial data. Management believes that all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of results have been included in the unaudited consolidated financial statements for the interim period presented. Operating results for the six months ended June 30, 2007 are not necessarily indicative of the results that may be expected for the year ended December 31, 2007. Accordingly, your attention is directed to footnote disclosures found in the December 31, 2006 Annual Report and particularly to Note 1, which includes a summary of significant accounting policies.

      The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi; however, the accompanying financial statements have been translated and presented in United States dollars.

      Nature of Business and History of Company - The Company was organized March 3, 1996, under the laws of the People's Republic of China ("PRC"). The Company engages mainly in production and distribution of products such as copy paper, uncoated and coated paper, digital photo paper, corrugated paper, plastic paper, kraft paper, graphic design paper, antifraud thermal security paper, and other paper and packaging related products. The Company uses recycled paper as its raw materials. The Company has its corporate offices in Baoding, PRC.

      Foreign Currency Translation - As of June 30, 2007, the accounts of the Company were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. dollars (USD) in accordance with Statement of Financial Accounting Standards (SFAS) No. 52, "Foreign Currency Translation", with the CNY as the functional currency. According to the Statement, all assets and liabilities of the Company are translated at the current exchange rate, stockholders' equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, Reporting Comprehensive Income as a component of shareholders' equity. Translation gains and losses are reflected in the income statement.

      Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could vary from those estimates.

      Risks and Uncertainties - The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and operating in PRC under its various laws and restrictions.

      Concentration of Credit Risk - Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its temporary cash investments in reputable financial institutions which are fully insured by the government.

                  HEBEI BAODING ORIENT PAPER MILLING CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2007
                                    UNAUDITED

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

      Fair Value Measurements - In September 2006, the FASB issued SFAS No.157, "Fair Value Measurements." The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements, and does not require any new fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. The Statement is effective for the fiscal years beginning after November 15, 2007. The Company is assessing SFAS No. 157 and has not determined the impact of the adoption of SFAS No. 157 will have its results of operations or financial position

      Statutory Reserves - The laws and regulations of the People's Republic of China require that before an enterprise distributes profits to its partners, it must first satisfy all tax liabilities, provide for losses in previous years, and make allocations, in proportions determined at the discretion of the board of directors, after the statutory reserve. The statutory reserves include surplus reserve fund and common welfare fund. These statutory reserves represent restricted retained earnings.

      Surplus Reserve Fund - The Company is required to transfer 10% of its net income, as determined in accordance with the PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of the Company's registered capital.

      The transfer to this reserve must be made before distribution of any dividend to shareholders. For the six months ended June 30, 2007 and 2006, the Company transferred approximately $XXX and $XXX, respectively, representing 10% of the year's net income determined in accordance with PRC accounting rules and regulations, to this reserve. The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years' losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.

      Common Welfare Fund - The Company is required to transfer 5% to 10% of its net income, as determined in accordance with the PRC accounting rules and regulations, to the statutory common welfare fund. For the six months ended June 30, 2007 and 2006, the Company transferred approximately $XXX and $XXX, respectively, representing 5% of the year's net income determined in accordance with PRC accounting rules and regulations, to this reserve. This fund can only be utilized on capital items for the collective benefit of the Company's employees, such as construction of dormitories, cafeteria facilities, and other staff welfare facilities. This fund is non-distributable other than upon liquidation. The transfer to this fund must be made before distribution of any dividend to shareholders.

      Income Taxes - The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax ("EIT") is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax.

                  HEBEI BAODING ORIENT PAPER MILLING CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2007
                                    UNAUDITED

2.    INVENTORY

      Inventory consists of the following at June 30, 2007:

            Raw materials                               $      XXX
            Finished goods                                     XXX
                                                        ----------
            Total inventory                             $1,194,253
                                                        ==========

3.    SHORT-TERM LOAN PAYABLE

      The Company has the following short-term loan payables outstanding at June 30, 2007:

      Note payable, secured by equipment, payable at maturity,
      including interest at 7.8% per annum.  Matures 2007             $      XXX
      Credit facility payable, secured by building, payable at
      maturity, including interest at 2% plus the bank's reference
      interest rate. Matures 2007                                            XXX
      Note payable, secured by equipment, payable at maturity,
      including interest at 6.7% per annum.  Matures 2007                    XXX
      Note payable, secured by equipment, payable at maturity,
      including interest at 6.7% per annum.  Matures 2007                    XXX
                                                                      ----------

      Total short-term loan payable                                   $5,874,237
                                                                      ==========

      At June 30, 2007, the Company's credit facility had a maximum borrowing level of $2,000,000, which left $XXX in borrowing capacity. The average short-term borrowing rate for the year was approximately 7.9%.

4.    RELATED PARTY TRANSACTIONS

      The CEO of the Company loaned the Company $0 and $3,057,701 during the six months ended June 30, 2007 and 2006, respectively. During the six months ended June 30, 2007, the Company repaid $2,594,200 of this loan. At June 30, 2007, the Company owed the CEO $9,446,244. The loan terms call for payments of approximately $2,590,000 (20,000,000 CNY) in December of each year until paid. If the balance due the officer is less than $2,590,000, the entire balance is to be paid at once. There are provisions for deferring payment if the Company's cash flow is not sufficient to cover the obligation. The loan will not accrue interest.

                                CARLATERAL, INC.
                    PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)

On October 29, 2007, Carlateral, Inc., (the "Company), entered into a Letter of Agreement and Plan of Merger with Dongfang Zhiye Holding Limited, a British Virgin Islands corporation., ("DZHL"). DZHL is the parent company and 100% owner of Hebei Baoding Orient Paper Milling Co., Ltd., a China Corporation, ("HBOPM"). Under the Letter of Agreement and Plan of Merger, in exchange for surrendering their shares in DZHL, the DZHL Shareholders received stock consideration. The stock consideration consisted of 29,801,987 newly issued shares of the Company's common stock, which were divided proportionally among the DZHL Shareholders in accordance with their respective ownership interests in DZHL immediately before the completion Merger Transaction.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair value, and the results of DZHL's operations included in the Company's condensed financial statements from the date of acquisition.

The unaudited pro forma condensed balance sheet shows the effect to the financial position at August 31, 2007 as if the acquisition occurred at March 1, 2007. Such financial position of the Company is not necessarily indicative of the financial position as it may be in the future, or as it may have been had these events been effective March 1, 2007. The unaudited pro forma condensed statement of operations for the year ended February 28, 2007 gives effect to the results of operations as if the acquisition occurred at March 1, 2006. The unaudited pro forma condensed statement of operations for the six months ended August 31, 2007 gives effect to the results of operations as if the acquisition occurred at March 1, 2007.

The pro forma condensed financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying condensed pro forma financial statements should be read in connection with the historical financial statements of the Company and DZHL.

                                CARLATERAL, INC.
                               Unaudited Pro Forma
                      Condensed Consolidated Balance Sheets
                               At August 31, 2007

                                                     Hebei Baoding Orient
                                                      Paper Milling Co.,
                                                     Ltd., a wholly-owned
                                                        Subsidiary of
                                                        Dongfang Zhiye       Carlateral, Inc.
                                                        Holding, Ltd.        As of August 31,
                                                     As of June 30, 2007          2007                Adjustments        Pro Forma
ASSETS

Cash and equivalents                                   $     66,416            $      2,690                   --       $     69,106
Accounts receivable, net                                  1,194,253                      --                   --          1,194,253
Inventories                                               2,616,966                      --                   --          2,616,966
Property and equipment                                   34,414,637                      --                   --         34,414,637
Prepaid expenses                                                 --                      --                   --                 --
----------------------------------------------------------------------------------------------------------------       ------------
TOTAL ASSETS                                           $ 38,292,272            $      2,690                   --       $ 38,294,962
================================================================================================================       ============

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:

Short term loan                                        $  5,874,237            $         --                   --       $  5,874,237
Accounts payable and accrued expenses                     1,799,520                   4,441                   --          1,803,961
Other payables -- related party                           9,446,244                   6,338                   --          9,452,582
Income taxes payable                                        787,408                      --                   --            787,408
-------------------------------------------------------------------------------------------                            ------------
Total liabilities                                        17,907,409                  10,779                              17,918,188
-------------------------------------------------------------------------------------------                            ------------

SHAREHOLDERS' EQUITY (DEFICIT):

Common stock                                                                         10,300               29,802  (1)        40,102

Paid in capital                                           9,078,630                  13,200           22,321,688  (1)    20,368,261

                                                                                                     (22,351,490) (1)

                                                                                                      (9,078,360) (2)

                                                                                                      20,384,593  (2)

Statutory earnings reserve                                1,153,628                      --           (1,153,628) (2)            --

Retained earnings                                         8,790,882                      --           (8,790,882) (2)            --

Deficit accumulated during the
development stage                                                --                 (31,589)                                (31,589)

Foreign currency translation                              1,361,723                      --           (1,361,723) (2)            --
-------------------------------------------------------------------------------------------                            ------------
Total shareholders' equity (deficit)                     20,384,863                  (8,089)                             20,376,774
-------------------------------------------------------------------------------------------                            ------------

----------------------------------------------------------------------------------------------------------------       ------------
TOTAL LIABILITIES AND SHAREHOLDERS'
EQUITY (DEFICIT)                                       $ 38,292,272            $      2,690                   --       $ 38,294,962
================================================================================================================       ============
                                                                 --                      --                   --                 --

                                CARLATERAL, INC.
                               Unaudited Pro Forma
                 Condensed Consolidated Statement of Operations
                          Year Ended February 28, 2007


                                                     Hebei Baoding
                                                 Orient Paper Milling
                                                     Co., Ltd., a
                                                     wholly-owned
                                                     Subsidiary of
                                                    Dongfang Zhiye           Carlateral, Inc.
                                                     Holding, Ltd.            For the Year
                                                  For the Year Ending        Ending February
                                                   December 31, 2006            28, 2007              Adjustments        Pro Forma

REVENUES
Sales, net                                             $ 30,561,249            $        886                            $ 30,562,135
-------------------------------------------------------------------------------------------                            ------------
TOTAL REVENUES                                           30,561,249                     886                              30,562,135
-------------------------------------------------------------------------------------------                            ------------

COST OF SALES
Cost of sales                                            25,230,151                      --                              25,230,151
-------------------------------------------------------------------------------------------                            ------------
TOTAL COST OF SALES                                      25,230,151                      --                              25,230,151
-------------------------------------------------------------------------------------------                            ------------

GROSS PROFIT                                              5,331,098                     886                               5,331,984

GENERAL AND ADMINISTRATIVE EXPENSES                        (292,833)                (21,941)                               (314,774)
-------------------------------------------------------------------------------------------                            ------------
INCOME FROM OPERATIONS                                    5,038,265                 (21,055)                              5,017,210
-------------------------------------------------------------------------------------------                            ------------

OTHER INCOME (EXPENSE):

Interest expense                                           (275,225)                     --                                (275,225)

Non-operating expense                                        (4,018)                     --                                  (4,018)
-------------------------------------------------------------------------------------------                            ------------
TOTAL OTHER INCOME, NET                                    (279,243)                     --                                (279,243)
-------------------------------------------------------------------------------------------                            ------------

INCOME BEFORE INCOME TAXES                                4,759,022                 (21,055)                              4,737,967

INCOME TAXES                                              1,565,952                      --                               1,565,952
-------------------------------------------------------------------------------------------                            ------------
NET INCOME                                             $  3,193,070            $    (21,055)                           $  3,172,015
===========================================================================================                            ============

OTHER COMPREHENSIVE INCOME
Foreign currency translation                                550,826                      --                                 550,826

-------------------------------------------------------------------------------------------                            ------------
COMPREHENSIVE LOSS                                     $  3,743,896            $    (21,055)                           $  3,722,841
===========================================================================================                            ============

BASIC AND DILUTED LOSS PER SHARE                                               $      (0.00)                           $       0.09

----------------------------------------------------------------------------------------------------------------       ------------
WEIGHTED AVERAGE SHARES OUTSTANDING                                              10,300,000           29,801,987  (1)    40,101,987
================================================================================================================       ============

                                CARLATERAL, INC.
                               Unaudited Pro Forma
                 Condensed Consolidated Statement of Operations
                        Six Months Ended August 31, 2007

                                                     Hebei Baoding
                                                 Orient Paper Milling
                                                     Co., Ltd., a
                                                     wholly-owned
                                                     Subsidiary of
                                                    Dongfang Zhiye
                                                     Holding, Ltd.            Carlateral, Inc.
                                                  For the Six Months         For the Six Months
                                                 Ending June 30, 2007      Ending August 31, 2007     Adjustments        Pro Forma
REVENUES
Sales, net                                             $ 17,371,280            $         --                            $ 17,371,280
                                                                 --                                                              --
-------------------------------------------------------------------------------------------                            ------------
TOTAL REVENUES                                           17,371,280                      --                              17,371,280
-------------------------------------------------------------------------------------------                            ------------

COST OF SALES
Cost of sales                                            14,339,606                      --                              14,339,606
                                                                 --                                                              --
-------------------------------------------------------------------------------------------                            ------------
TOTAL COST OF SALES                                      14,339,606                      --                              14,339,606
-------------------------------------------------------------------------------------------                            ------------

GROSS PROFIT                                              3,031,674                      --                               3,031,674

GENERAL AND ADMINISTRATIVE EXPENSES                        (123,343)                 (4,412)                               (127,755)
-------------------------------------------------------------------------------------------                            ------------
INCOME FROM OPERATIONS                                    2,908,331                  (4,412)                              2,903,919
-------------------------------------------------------------------------------------------                            ------------

OTHER INCOME (EXPENSE):

Interest expense                                           (127,655)                     --                                (127,655)
-------------------------------------------------------------------------------------------                            ------------
TOTAL OTHER INCOME, NET                                    (127,655)                     --                                (127,655)
-------------------------------------------------------------------------------------------                            ------------

INCOME BEFORE INCOME TAXES                                2,780,676                  (4,412)                              2,776,264

INCOME TAXES                                                917,623                      --                                 917,623
-------------------------------------------------------------------------------------------                            ------------
NET INCOME                                             $  1,863,053            $     (4,412)                              1,858,641
===========================================================================================                            ============

OTHER COMPREHENSIVE INCOME
Foreign currency translation                                489,871                      --                                 489,871
-------------------------------------------------------------------------------------------                            ------------
COMPREHENSIVE LOSS                                     $  2,352,924            $     (4,412)                           $  2,348,512
===========================================================================================                            ============

BASIC AND DILUTED LOSS PER SHARE                                               $      (0.00)                           $       0.06

----------------------------------------------------------------------------------------------------------------       ------------
WEIGHTED AVERAGE SHARES OUTSTANDING                                              10,300,000           29,801,987  (1)    40,101,987
================================================================================================================       ============

                                CARLATERAL, INC.
                          NOTES TO PRO FORMA CONDENSED
                              FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE A: The pro forma adjustments to the condensed balance sheet at August 31, 2007 are as follows:

      (1) Reflects the final issuance of the Company's common stock, 29,801,987 shares in exchange for 100% ownership interest in DZHL.
      (2) Reflects the allocation of the equity of DZHL to the appropriate accounts of the Company.

The Company is still in the process of evaluating the fair value of the assets acquired and the liabilities assumed in order to make a final determination of the cost in excess of net assets acquired. Accordingly, the purchase accounting information is preliminary and has been made sole for the purpose of developing such pro forma condensed financial information. Based on current information, the preliminary determination of the cost in excess of net assets acquired should not materially differ from the final determination.